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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) March 26, 2003

SECURITISATION ADVISORY SERVICES PTY LIMITED (as trust manager of Medallion Trust Series 2003-1G)



                  SECURITISATION ADVISORY SERVICES PTY. LIMITED
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             (Exact Name of Registrant as Specified in its Charter)



             Australian Capital Territory, Commonwealth of Australia
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                 (State or Other Jurisdiction of Incorporation)



           333-75072                               Not Applicable
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   (Commission File Number)             (I.R.S. Employer Identification No.)






  Level 6, 48 Martin Place, Sydney, 2000 Australia               Not Applicable
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  (Address of Principal Executive Offices)                         (Zip Code)



                                  612-9378-5293
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements

                  Not applicable.

         (b)      Pro Forma Financial Information

                  Not applicable.

         (c)      Exhibits

EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           ---------------------

1.1 Underwriting Agreement, dated as of March 13, 2003, among Securitisation Advisory Services Pty Limited, Commonwealth Bank of Australia, Perpetual Trustee Company Limited, in its capacity as Trustee of the Trust, and J.P. Morgan Securities Inc., as representative of the several underwriters.

4.2 Series Supplement, dated March 5, 2003, among Commonwealth Bank of Australia as Servicer and Seller, Homepath Pty Limited as Seller, Securitisation Advisory Services Pty Limited as Manager and Perpetual Trustee Company Limited as Trustee.

4.3 Security Trust Deed, dated March 5, 2003, among P.T. Limited as Security Trustee, The Bank of New York, New York Branch as US Dollar Note Trustee, Securitisation Advisory Services Pty Limited as Manager and Perpetual Trustee Company Limited as Trustee.

4.4 Note Trust Deed, dated March 13, 2003, among The Bank of New York, New York Branch as US Dollar Note Trustee, Securitisation Advisory Services Pty Limited as Manager and Perpetual Trustee Company Limited as Issuer.

4.5 Agency Agreement, dated March 13, 2003, among Perpetual Trustee Company Limited as Issuer, Securitisation Advisory Services Pty Limited as Manager, The Bank of New York, New York Branch as US Dollar Note Trustee, US Dollar Note Registrar, Principal Paying Agent and Agent Bank, and The Bank of New York, London Branch as Paying Agent.

10.1 Standby Redraw Facility Agreement, dated March 5, 2003, among Commonwealth Bank of Australia as Standby Redraw Facility Provider, Perpetual Trustee Company Limited as Trustee and Securitisation Advisory Services Pty Limited as Manager.

10.2 Liquidity Facility Agreement, dated March 5, 2003, among Commonwealth Bank of Australia as Liquidity Facility Provider, Perpetual Trustee Company Limited as Trustee and Securitisation Advisory Services Pty Limited as Manager.

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10.3              Interest Rate Swap, dated March 5, 2003, among Commonwealth
                  Bank of Australia as Party A, Perpetual Trustee Company Limited as Party B and Securitisation Advisory Services Pty Limited as Manager.

10.4 CBA Currency Swap, dated March 13, 2003, among Securitisation Advisory Services Pty Limited as Manager, Commonwealth Bank of Australia as Party A, and Perpetual Trustee Company Limited as Party B.





























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                SECURITISATION ADVISORY
                                                SERVICES PTY. LIMITED
                                                        (Registrant)




Dated:  March 26, 2003                      By:  /s/Gwenneth O'Shea
                                                 -------------------------------
                                            Name:  Gwenneth O'Shea
                                            Title: Authorized Officer


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                                INDEX OF EXHIBITS
EXHIBIT
  NO.             DOCUMENT DESCRIPTION
-------           --------------------

1.1 Underwriting Agreement, dated as of March 13, 2003, among Securitisation Advisory Services Pty Limited, Commonwealth Bank of Australia, Perpetual Trustee Company Limited, in its capacity as Trustee of the Trust, and J.P. Morgan Securities Inc., as representative of the several underwriters.

4.2 Series Supplement, dated March 5, 2003 among Commonwealth Bank of Australia as Servicer and Seller, Homepath Pty Limited as Seller, Securitisation Advisory Services Pty Limited as Manager and Perpetual Trustee Company Limited as Trustee.

4.3 Security Trust Deed, dated March 5, 2003, among P.T. Limited as Security Trustee, The Bank of New York, New York Branch as US Dollar Note Trustee, Securitisation Advisory Services Pty Limited as Manager and Perpetual Trustee Company Limited as Trustee.

4.4 Note Trust Deed, dated March 13, 2003, among The Bank of New York, New York Branch as US Dollar Note Trustee, Securitisation Advisory Services Pty Limited as Manager and Perpetual Trustee Company Limited as Issuer.

4.5 Agency Agreement, dated March 13, 2003, among Perpetual Trustee Company Limited as Issuer, Securitisation Advisory Services Pty Limited as Manager, The Bank of New York, New York Branch as US Dollar Note Trustee, US Dollar Note Registrar, Principal Paying Agent and Agent Bank, and The Bank of New York, London Branch as Paying Agent.

10.1 Standby Redraw Facility Agreement, dated March 5, 2003, among Commonwealth Bank of Australia as Standby Redraw Facility Provider, Perpetual Trustee Company Limited as Trustee and Securitisation Advisory Services Pty Limited as Manager.

10.2 Liquidity Facility Agreement, dated March 5, 2003, among Commonwealth Bank of Australia as Liquidity Facility Provider, Perpetual Trustee Company Limited as Trustee and Securitisation Advisory Services Pty Limited as Manager.

10.3 Interest Rate Swap, dated March 5, 2003, among Commonwealth Bank of Australia as Party A, Perpetual Trustee Company Limited as Party B and Securitisation Advisory Services Pty Limited as Manager.

10.4 CBA Currency Swap, dated March 13, 2003, among Securitisation Advisory Services Pty Limited as Manager, Commonwealth Bank of Australia as Party A, and Perpetual Trustee Company Limited as Party B.